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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

THE AMERICAN CORPORATION (Exact name of registrant as specified in its charter)
Delaware	37-1440937

(State of incorporation or organization)	(I.R.S. Employer Identification No.)
6135 Park South Drive, Suite 510, Charlotte, NC	28210

(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered
None	None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

Securities Act registration statement file number to which this form relates:                                          (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $.001 par value (Title of class)

Warrants (Title of class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

        The section entitled "Description of Securities" contained in the prospectus which forms a part of the registrant's registration statement on Form SB-2, File No. 333-99427, under the Securities Act of 1933, as amended, is hereby incorporated by reference.

Item 2. Exhibits.

        List below all exhibits filed as a part of the registration statement:

1.
Certificate of Incorporation—Exhibit 3.0 to the registrant's registration statement on Form SB-2, File No. 333-99427, under the Securities Act of 1933, as amended, is hereby incorporated by reference.

2.
By-laws—Exhibit 3.1 to the registrant's registration statement on Form SB-2, File No. 333-99427, under the Securities Act of 1933, as amended, is hereby incorporated by reference.

3.
Form of Common Stock Certificate—Exhibit 4.0 to the registrant's registration statement on Form SB-2, File No. 333-99427, under the Securities Act of 1933, as amended, is hereby incorporated by reference.

4.
Form of Warrant Certificate—Exhibit 4.1 to the registrant's registration statement on Form SB-2, File No. 333-99427, under the Securities Act of 1933, as amended, is hereby incorporated by reference.

SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)	The American Corporation

Date	June 11, 2003

By:	/s/ Randall F. Greene

Randall F. Greene Chairman and Chief Executive Officer

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INFORMATION REQUIRED IN REGISTRATION STATEMENT
SIGNATURE